NONQUALIFIED STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT made this 14th day of
April, 1995, by and between Champion Enterprises, Inc., a
Michigan corporation (the "Company") and Thomas G. Parrish (the
"Optionee").

         WITNESSETH:

         WHEREAS, the Optionee and the Company have agreed that the Optionee is to be employed as President of Champion Home Builders Co., a subsidiary of the Company and because the Company desires to (i) encourage stock ownership in the Company by the Optionee, (ii) provide additional incentive to the Optionee as a key employee of the Company or a subsidiary, and
(iii) encourage the Optionee to remain in the employment of the Company, or any subsidiary of the Company, the Company has determined to grant a nonqualified stock option to the Optionee, conditioned on his commencement of employment with the Company and acceptance of the terms set forth below.

         NOW, THEREFORE, it is agreed between the parties as follows:

         1. Grant of Option. Subject to the terms and conditions hereof, including the Optionee's commencement of employment with Champion Home Builders Co., the Company hereby grants to the Optionee the right and option to purchase from the Company up to, but not exceeding in the aggregate, 50,000 shares of the Company's Common Stock, par value $1.00, at a price of $36.75 per share (equal to the closing price of the Company's Common Stock on the American Stock Exchange on the date of the Optionee's acceptance of employment, as reported in The Wall Street Journal). This option is not intended to meet the requirements of an "incentive stock option" under Section 422 of the Internal Revenue Code (the "Code").

         2. Right to Exercise Option. The Optionee may purchase from the Company on and after the first anniversary of the date of grant, 20% of the shares covered by this option, and on each succeeding one year anniversary thereof may exercise an additional 20% of the shares covered by the option, so that on the fifth anniversary of the date of grant this option shall be fully exercisable. To the extent not exercised, installments shall accumulate and the Optionee may exercise them in whole or in part in any subsequent period. Any portion of the option that is outstanding and not fully exercisable immediately shall become exercisable in full in the event of a "sale or merger" as defined in Section 3. Any provision of this Agreement notwithstanding, no portion of this option shall be exercisable on or after the tenth anniversary of the date of grant.

         3. Termination of Employment. If the Optionee's employment with the Company, parent of subsidiary of the Company shall be terminated for any reason other than death or disability (as defined in Section 22(e) of the Code), the Optionee shall have the right, within 30 days after such termination of employment, to exercise this option to the extent that it shall have been exercisable and unexercised on the date of such termination of employment, subject to any other limitation on the exercise of such option in effect at the date of exercise.

         If the Optionee shall die or become disabled, (as defined in Section 22(e) of the Code), the Optionee or the executor or administrator of the estate of the Optionee (as the case may be) or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution, shall have the right, within one year from the date of the Optionee's death or disability to exercise this option to the extent that it was exercisable and unexercised on the date of the Optionee's death or disability, subject to any other limitation on exercise in effect at the date of exercise.

         As used in this Agreement, the term "parent" of the Company means any "parent corporation" as defined in Section 424(e) of the Code, the term "subsidiary" of the Company means any "subsidiary corporation" as defined in Section 424(b) of the Code, the term "employment" means employment with the Company or any parent or subsidiary of the Company, and the term "sale or merger" means the occurrence of any of the following events:
(i) the acquisition of ownership by a person, firm or corporation, or a group acting in concert, of fifty-one (51%) percent, or more, of the outstanding common stock of the Company in a single transaction or a series of related transactions within a one-year period; (ii) a sale of all or substantially all of the assets of the Company to any person, firm or corporation; or (iii) a merger, consolidation or similar transaction between the Company and another entity if shareholders of the Company do not own a majority of the voting stock of the corporation surviving the transaction and a majority in value of the total outstanding stock of such surviving corporation after the transaction.

         The transfer of the Optionee from one corporation to another among the Company, its parent and any of its subsidiaries, or a leave of absence with the written consent of the Company, shall not be a termination of employment for purposes of this option.

         4. Exercise of Option. The Optionee, from time to time during the period when the option hereby granted may by its terms be exercised, may exercise the option in whole or in part as at the time permitted, by delivery to the Company of: (a) a written notice signed by the Optionee (i) stating the number of shares that the Optionee has elected to purchase at that time from the Company, (ii) representing that the Optionee is acquiring the shares being purchased for investment and not for resale and the Optionee agrees to comply with Rule 144 of the Securities Exchange Act of 1934, as amended; and (b) cash, personal check, bank draft, money order or previously-acquired shares of the Company's Common Stock (subject to the following restrictions) for an amount equal to the purchase price of the shares then to be purchased. Provided, however, that an Option may be exercised with the tender of previously-acquired shares only if such transaction shall not cause a violation under the short swing profit provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, and only if such shares are freely held by the Optionee independent of any restrictions, hypothecations or other encumbrances, duly endorsed for transfer (or with duly executed stock powers attached). Shares surrendered upon exercise shall be valued at the New York Stock Exchange closing price for the Company's Common Stock on the day prior to exercise, as reported in The Wall Street Journal, and the certificate(s) for such shares shall be surrendered to the Company at the time of exercise. After receipt of the foregoing and subject to Sections 5 and 6 below, the Company shall issue the shares in the name of the Optionee and deliver the certificates therefore to the Optionee.

         5. Compliance With Securities Laws. Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock under this option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities, and applicable stock exchange requirements, as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock pursuant hereto unless and until it receives satisfactory proof that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the rules and regulations of the Securities Exchange Commission promulgated thereunder, or the rules and regulations of any stock exchange on which the Company's securities are traded, or state law governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and state laws. If the Optionee fails to accept delivery and pay for all or any part of the number of shares specified by such notice upon tender of delivery thereof the Optionee's right to exercise this option with respect to such undelivered shares may be terminated by the Company.

         6. Restrictive Legend. The stock certificate(s) issued upon the Optionee's exercise of this option shall include the following legend: The securities represented by this document have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof. No such sale or disposition of these securities may be effected without an effective registration statement related thereto, an opinion of counsel satisfactory to the Company that such registration is not required under the Securities Act of 1933 and applicable state securities law, or a written advice from the Securities and Exchange Commission and applicable state securities agencies, or a member of the staff thereof, that "no-action" would be recommended if the proposed transfer were to be made without the filing of a registration statement (or any combination of the foregoing).

         7. Non-Assignability. The option hereby granted shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and the option may be exercised during the Optionee's lifetime only by the Optionee. Any transferee of the option shall take the same subject to the terms and conditions of this Agreement. No such transfer of the option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Agreement. No assignment or transfer of this option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by the Optionee by will or by the laws of descent and distribution, shall vest in the purported assignee or transferee any interest or right herein whatsoever.

         8. Withholding. The Optionee hereby authorizes the Company to withhold from his compensation or agrees to tender the applicable amount to the Company to satisfy any requirements for withholding of income and employment taxes in connection with the exercise of the option granted hereby.

         9. Disputes. As a condition to the granting of the option granted hereby, the Optionee and the Optionee's successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Board in its sole discretion and judgment and that any such determination and any interpretation by the Board of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.

         10. Adjustments. In the event of any stock dividend, stock split, reclassification or similar transaction affecting the shares covered by this option, the rights of the Optionee shall be appropriately adjusted by the Board.

         11. Rights as Shareholder. The Optionee shall have no rights as a shareholder of the Company with respect to any of the shares covered by this option until the issuance of a stock certificate or certificates upon the exercise of the option in full or in part, and then only with respect to the shares represented by such certificate or certificates.

         12. Notices. Every notice relating to this Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to the Company shall be delivered to the Secretary of the Company at the Company's headquarters in Auburn Hills, Michigan, or addressed to the Secretary of the Company at 2701 University Drive,, Suite 320, Auburn Hills, Michigan 48326. All notices by the Company to the Optionee shall be delivered to the Optionee personally or addressed to the Optionee at the Optionee's last residence address as then contained in the records of the Company or such other address as the Optionee may designate. Either party by notice to the other may designate a different address to which notices shall be addressed. Any notice given by the Company to the Optionee at the Optionee's last designated address shall be effective to bind any other person who shall acquire rights hereunder.

         13. "Optionee" to Include Certain Transferees. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically apply to any other person or persons to whom the option, in accordance with the provisions of Section 7 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

         14. Governing Law. This Agreement has been made in and shall be construed in accordance with the laws of the State of Michigan.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  CHAMPION ENTERPRISES, INC.


                                  By:
                                     Chairman of the Board



                                  Thomas G. Parrish, Optionee

         NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION



Secretary
Champion Enterprises, Inc.
2701 University Drive
Suite 320
Auburn Hills, MI 48326

Dear Sir:

         Pursuant to a Nonqualified Stock Option Agreement with the Company dated April 14, 1995, a nonqualified stock option was granted to me to purchase 50,000 shares of Champion
Enterprises, Inc. Common Stock, par value $1.00 per share, at a price of $36.75 per share.

         I hereby elect to exercise my nonqualified stock option
with respect to             shares.  A personal check [or cash,
bank draft or money order] for the purchase price is enclosed herewith.

         I authorize the Company to withhold from my compensation or agree to tender the applicable amount to the Company to satisfy any requirements for withholding of income and employment taxes in connection with my exercise of this option.

         I represent that the shares of Common Stock that I am purchasing are being purchased for investment purposes and not with a view to resale. I further represent that I shall comply with the requirements of Rule 144 of the Securities Exchange Act of 1934, as amended.




                                  Thomas G. Parrish



Dated:                   , 19

               NONQUALIFIED STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT made this 14th day of
April, 1995, by and between Champion Enterprises, Inc., a
Michigan corporation (the "Company") and Thomas G. Parrish (the
"Optionee").

         WITNESSETH:

         WHEREAS, the Optionee and the Company have agreed that the Optionee is to be employed as President of Champion Home Builders Co., a subsidiary of the Company and, as an inducement for the Optionee to enter into employment and because the Company desires to (i) encourage stock ownership in the Company by the Optionee, (ii) provide additional incentive to the Optionee as a key employee of the Company or a subsidiary of the Company, and (iii) encourage the Optionee to remain in the employment of the Company, or any subsidiary of the Company, the Company has determined to grant a nonqualified stock option to the Optionee, conditioned on his commencement of employment with Champion Home Builders Co. and acceptance of the terms set forth below.

         NOW, THEREFORE, it is agreed between the parties as follows:

         1. Grant and Right to Exercise Option. Subject to the terms and conditions hereof, including the Optionee's commencement of employment with Champion Home Builders Co., the Company hereby grants to the Optionee the right and option to purchase from the Company up to, but not exceeding in the aggregate, 5,000 shares of the Company's Common Stock, par value $1.00, at a price of $14.70 per share (equal to 40% of the closing price of the Company's Common Stock on the American Stock Exchange on the date of Optionee's acceptance of employment, as reported in The Wall Street Journal); provided, however, that the grant of such option is subject to the purchase by Optionee from the Company of an initial 5,000 shares of such Common Stock at a price of $14.70 per share (the "Initial Purchase") and to full payment of such purchase price not later than June 13, 1995. This option is not intended to meet the requirements of an "incentive stock option" under
Section 422 of the Internal Revenue Code (the "Code").

         2. Right to Exercise Option. In the event the Initial Purchase has been completed, the Optionee may purchase all, but not part, of the 5,000 shares covered by this option, on or before June 13, 1995. If the option is not exercised in full on or before June 13, 1995, the Optionee's right to exercise the option, subject to the Optionee's termination by the Company for any reason except death, disability (as defined in Section 22(e) of the Code), or in connection with a "sale or merger" as described in Section 3, shall lapse until April 14, 1996, at which time the option again shall become exercisable in full. After the Initial Purchase, any remaining portion of the option that is outstanding and not fully exercisable immediately shall become exercisable in full in the event of a "sale or merger" as described in Section 3. Any provision of this Agreement notwithstanding, no portion of this option shall be exercisable on or after the tenth anniversary of the date of grant.

         3. Termination of Employment. If the Optionee's employment with the Company, parent of subsidiary of the Company shall be terminated for any reason other than death or disability (as defined in Section 22(e) of the Code), the Optionee shall have the right, within 30 days after such termination of employment, to exercise this option to the extent that it shall have been exercisable and unexercised on the date of such termination of employment, subject to any other limitation on the exercise of such option in effect at the date of exercise.

         If the Optionee shall die or become disabled, (as defined in Section 22(e) of the Code), the Optionee or the executor or administrator of the estate of the Optionee (as the case may be) or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution, shall have the right, within one year from the date of the Optionee's death or disability to exercise this option to the extent that it was exercisable and unexercised on the date of the Optionee's death or disability, subject to any other limitation on exercise in effect at the date of exercise.

         As used in this Agreement, the term "parent" of the Company means any "parent corporation" as defined in Section 424(e) of the Code, the term "subsidiary" of the Company means any "subsidiary corporation" as defined in Section 424(b) of the Code, the term "employment" means employment with the Company or any parent or subsidiary of the Company, and the term "sale or merger" means the occurrence of any of the following events:
(i) the acquisition of ownership by a person, firm or corporation, or a group acting in concert, of fifty-one (51%) percent, or more, of the outstanding common stock of the Company in a single transaction or a series of related transactions within a one-year period; (ii) a sale of all or substantially all of the assets of the Company to any person, firm or corporation; or (iii) a merger, consolidation or similar transaction between the Company and another entity if shareholders of the Company do not own a majority of the voting stock of the corporation surviving the transaction and a majority in value of the total outstanding stock of such surviving corporation after the transaction.

         The transfer of the Optionee from one corporation to another among the Company, its parent and any of its subsidiaries, or a leave of absence with the written consent of the Company, shall not be a termination of employment for purposes of this option.

         4. Exercise of Option. The Optionee, from time to time during the period when the option hereby granted may by its terms be exercised, may exercise the option in whole or in part as at the time permitted, by delivery to the Company of: (a) a written notice signed by the Optionee (i) stating the number of shares that the Optionee has elected to purchase at that time from the Company, (ii) representing that the Optionee is acquiring the shares being purchased for investment and not for resale and the Optionee agrees to comply with the requirements of Rule 144 of the Securities Exchange Act of 1934, as amended; and (b) cash, personal check, bank draft, money order, or previously-acquired shares of the Company's Common Stock (subject to the following restrictions) for an amount equal to the purchase price of the shares then to be purchased.
Provided, however, that an Option may be exercised with the tender of previously-acquired shares only if such transaction shall not cause a violation under the short swing profit provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, and only if such shares are freely held by the Optionee independent of any restrictions, hypothecations or other encumbrances, duly endorsed for transfer (or with duly executed stock powers attached). Shares surrendered upon exercise shall be valued at the New York Stock Exchange closing price for the Company's Common Stock on the day prior to exercise, as reported in The Wall Street Journal, and the certificate(s) for such shares shall be surrendered to the Company at the time of exercise. After receipt of the foregoing and subject to Sections 5 and 6 below, the Company shall issue the shares in the name of the Optionee and deliver the certificates therefore to the Optionee.

         5. Compliance With Securities Laws. Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock under this option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities, and applicable stock exchange requirements, as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock pursuant hereto unless and until it receives satisfactory proof that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the rules and regulations of the Securities Exchange Commission promulgated thereunder, or the rules and regulations of any stock exchange on which the Company's securities are traded, or state law governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and state laws. If the Optionee fails to accept delivery and pay for all or any part of the number of shares specified by such notice upon tender of delivery thereof the Optionee's right to exercise this option with respect to such undelivered shares may be terminated by the Company.

         6. Restrictive Legend. The stock certificate(s) to be issued upon the Optionee's exercise of this option shall include the following legend: The securities represented by this document have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof. No such sale or disposition of these securities may be effected without an effective registration statement related thereto, an opinion of counsel satisfactory to the Company that such registration is not required under the Securities Act of 1933 and applicable state securities law, or a written advice from the Securities and Exchange Commission and applicable state securities agencies, or a member of the staff thereof, that "no-action" would be recommended if the proposed transfer were to be made without the filing of a registration statement (or any combination of the foregoing).

         7. Non-Assignability. The option hereby granted shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and the option may be exercised during the Optionee's lifetime only by the Optionee. Any transferee of the option shall take the same subject to the terms and conditions of this Agreement. No such transfer of the option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Agreement. No assignment or transfer of this option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by the Optionee by will or by the laws of descent and distribution, shall vest in the purported assignee or transferee any interest or right herein whatsoever.

         8. Withholding. The Optionee hereby authorizes the Company to withhold from his compensation or agrees to tender the applicable amount to the Company to satisfy any requirements for withholding of income and employment taxes in connection with the exercise of the option granted hereby.

         9. Disputes. As a condition to the granting of the option granted hereby, the Optionee and the Optionee's successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Board in its sole discretion and judgment and that any such determination and any interpretation by the Board of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.

         10. Adjustments. In the event of any stock dividend, stock split, reclassification or similar transaction affecting the shares covered by this option, the rights of the Optionee shall be appropriately adjusted by the Board.

         11. Rights as Shareholder. The Optionee shall have no rights as a shareholder of the Company with respect to any of the shares covered by this option until the issuance of a stock certificate or certificates upon the exercise of the option in full or in part, and then only with respect to the shares represented by such certificate or certificates.

         12. Notices. Every notice relating to this Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to the Company shall be delivered to the Secretary of the Company at the Company's headquarters in Auburn Hills, Michigan, or addressed to the Secretary of the Company at 2701 University Drive,, Suite 320, Auburn Hills, Michigan 48326. All notices by the Company to the Optionee shall be delivered to the Optionee personally or addressed to the Optionee at the Optionee's last residence address as then contained in the records of the Company or such other address as the Optionee may designate. Either party by notice to the other may designate a different address to which notices shall be addressed. Any notice given by the Company to the Optionee at the Optionee's last designated address shall be effective to bind any other person who shall acquire rights hereunder.

         13. "Optionee" to Include Certain Transferees. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically apply to any other person or persons to whom the option, in accordance with the provisions of Section 7 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

         14. Governing Law. This Agreement has been made in and shall be construed in accordance with the laws of the State of Michigan.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  CHAMPION ENTERPRISES, INC.



                                  By:
                                     Chairman of the Board




                                  Thomas G. Parrish, Optionee

               NOTICE OF PURCHASE OF COMMON STOCK


Secretary
Champion Enterprises, Inc.
2701 University Drive
Suite 320
Auburn Hills, MI 48326

Dear Sir:

         Pursuant to a Nonqualified Stock Option Agreement with the Company dated April 14, 1995, I am entitled to purchase 5,000 shares of Champion Enterprises, Inc. Common Stock, par value $1.00 per share, at a price of $14.70 per share, such purchase of all 5,000 shares to be made on or before June 13, 1995.

         I hereby elect to purchase all 5,000 shares at $14.70 per share. A personal check [or cash, bank draft or money order] for the purchase price is enclosed herewith.

         I authorize the Company to withhold from my compensation or agree to tender the applicable amount to the Company to satisfy any requirements for withholding of income and employment taxes in connection with this purchase.

         I represent that the shares of Common Stock that I am purchasing are being purchased for investment purposes and not with a view to resale. I further represent that I shall comply with the requirements of Rule 144 of the Securities Exchange Act of 1934, as amended.




                                  Thomas G. Parrish



Dated:                   , 1995

         NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION


Secretary
Champion Enterprises, Inc.
2701 University Drive
Suite 320
Auburn Hills, MI 48326

Dear Sir:

         Pursuant to a Nonqualified Stock Option Agreement with the Company dated April 14, 1995, I purchased 5,000 shares of Champion Enterprises, Inc. Common Stock, par value $1.00 per share, at a price of $14.70 per share on or before June 13, 1995. I now am entitled to exercise the remaining portion of the nonqualified stock option to purchase 5,000 shares at $14.70 per share.

         I hereby elect to purchase            shares at $14.70
per share. A personal check [or cash, bank draft or money order] for the purchase price is enclosed herewith.

         I authorize the Company to withhold from my compensation or agree to tender the applicable amount to the Company to satisfy any requirements for withholding of income and employment taxes in connection with this purchase.

         I represent that the shares of Common Stock that I am purchasing are being purchased for investment purposes and not with a view to resale. I further represent that I shall comply with the requirements of Rule 144 of the Securities Exchange Act of 1934, as amended.




                                  Thomas G. Parrish



Dated:                   , 19